LOAN MODIFICATION
AND REAFFIRMATION AGREEMENT
THIS LOAN MODIFICATION AND REAFFIRMATION AGREEMENT (this “Agreement”) is dated as of the _____ day of August, 2023, by and among ARTESIAN RESOURCES CORPORATION, a Delaware corporation, ARTESIAN WATER COMPANY, INC., a Delaware corporation, ARTESIAN WATER PENNSYLVANIA, INC., a Pennsylvania corporation, ARTESIAN WATER MARYLAND, INC., a Delaware corporation, ARTESIAN WASTEWATER MANAGEMENT, INC., a Delaware corporation, ARTESIAN WASTEWATER MARYLAND, INC., a Delaware corporation, ARTESIAN UTILITY DEVELOPMENT, INC., a Delaware corporation, ARTESIAN DEVELOPMENT CORPORATION, a Delaware corporation, TIDEWATER ENVIRONMENTAL SERVICES, INC., a Delaware corporation (jointly and severally, the “Borrower”), and CITIZENS BANK, N.A. (the “Lender”).
WHEREAS, Lender made a demand line of credit available to Borrower in the amount of $40,000,000.00 (the “Loan”), which is evidenced by an Amended and Restated Demand Line of Credit Agreement between Borrower and Lender dated, May 20, 2022 (as amended and/or modified from time to time, the “Loan Agreement”), and an Amended and Restated Demand Note from Borrower in favor of Lender in the amount of $40,000,000.00, dated of even date herewith (as amended and/or modified from time to time, the “Note”); and
WHEREAS, the parties have agreed, subject to the terms and conditions set forth herein, to (i) increase the Applicable Margin to 110 Basis Points and (ii) extend the Termination Date to May 20, 2024.
NOW, THEREFORE, in consideration for the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound and under seal, agree as follows:
Section 1. Definitions.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement.
Section 2. Amendment to Loan Agreement.
A. The reference to “eighty-five (85)” in the definition of “Applicable Margin” in section 1.1.8 of the Loan Agreement is hereby deleted and replaced with “one hundred ten (110).”
B. The reference to “August 18, 2023” in the definition of “Termination Date” in section 1.1.77 of the Loan Agreement is hereby deleted and replaced with “May 20, 2024.”
Section 3. Affirmation by Borrower.  Each Borrower hereby affirms the assumption, execution and delivery to Lender of the Note and the other Credit Documents and that they are continued in full force and effect and are in all respects hereby affirmed and ratified.
Section 4. Agreements, Acknowledgments and Waivers.  Each Borrower acknowledges that the obligations set forth in each of the Credit Documents are valid, binding, and enforceable against each Borrower and are not subject to any defense, counterclaim, recoupment or offset.  In addition, each Borrower acknowledges that (i) the execution of this Agreement, (ii) the acceptance by Lender of any payments hereunder or thereunder, or (iii) any previous or subsequent delay by Lender in exercising any or all of its rights or remedies under the Credit Documents, either separately or in combination, shall not constitute a waiver by Lender of any of the rights of Lender under the Credit Documents and shall not preclude Lender from exercising its rights thereunder or at law if any Borrower fails to perform any of its obligations as set forth in the Credit Documents, as the same are amended pursuant to the provisions of this Agreement.  Nothing herein shall be deemed a waiver of any of Lender’s rights or remedies with respect to (i) any existing violation of any affirmative or negative pledge, covenant or warranty, (ii) any event of default, or (iii) any condition which, with the passage of time or the giving of notice would constitute an event of default, under any of the Credit Documents.
Section 5. Miscellaneous.  The parties to this Agreement further agree as follows:
A. Expenses.  Borrower shall pay to Lender within 30 days following request therefor all attorneys’ fees and other expenses incurred by Lender in connection with the preparation and execution of this Agreement.
B. Power and Authority.  Each Borrower and Lender represent and warrant that each has the full power and authority to enter into and perform this Agreement, all of which has been duly authorized by all necessary corporate or limited liability company action, as appropriate, and that this Agreement is valid, binding, and enforceable in accordance with its terms.
C. Counterparts.  This Agreement may be executed by the parties hereto in any number of counterparts, each of which when so executed and delivered shall be an original and all of which together shall constitute one Agreement.
D. Rules of Construction.  As used herein, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the singular shall include the plural and the plural the singular, and the masculine, feminine or neuter gender shall include the other genders.
E. Choice of Laws.  This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware, without regard for principles of conflicts of laws.
F. Acknowledgments.  Each party to this Agreement acknowledges that it has executed this Agreement voluntarily, with a full knowledge and a complete understanding of the terms and effect of this Agreement and that it has been fully advised by competent counsel as to the nature and effect of the applicable terms and provisions hereof.
G. Representations and Warranties.  Each Borrower represents and warrants that the representations and warranties set forth in the Credit Documents remain true and accurate in all material respects as of the date of this Agreement.
H. Remaining Force and Effect.  Except as specifically amended hereby, the Credit Documents remain in full force and effect in accordance with their original terms and conditions.

IN WITNESS WHEREOF, the undersigned have set their hands and seals or caused these presents to be executed by their proper corporate officers or authorized members and sealed with their seal the day and year first above written.

WITNESS: __________________________	CITIZENS BANK, N.A. By: (SEAL) Benjamin Rogers Senior Vice President

ATTEST: __________________________	ARTESIAN WATER COMPANY, INC. By: (SEAL) David B. Spacht Chief Financial Officer

ATTEST: __________________________	ARTESIAN RESOURCES CORPORATION By: (SEAL) David B. Spacht Chief Financial Officer

ATTEST: __________________________	ARTESIAN WATER PENNSYLVANIA, INC. By: (SEAL) David B. Spacht Chief Financial Officer

ATTEST: __________________________	ARTESIAN WATER MARYLAND, INC. By: (SEAL) David B. Spacht Chief Financial Officer

ATTEST: __________________________	ARTESIAN WASTEWATER MANAGEMENT, INC. By: (SEAL) David B. Spacht President & Chief Financial Officer

ATTEST: __________________________	ARTESIAN WASTEWATER MARYLAND, INC. By: (SEAL) David B. Spacht Chief Financial Officer

ATTEST: __________________________	ARTESIAN UTILITY DEVELOPMENT, INC. By: (SEAL) David B. Spacht Chief Financial Officer

ATTEST: __________________________	ARTESIAN DEVELOPMENT CORPORATION By: (SEAL) David B. Spacht Chief Financial Officer

ATTEST: __________________________	TIDEWATER ENVIRONMENTAL SERVICES, INC. By: (SEAL) David B. Spacht President & Chief Financial Officer